UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2006

Cole Credit Property Trust II, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-121094 (1933 Act)	20-1676382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2555 East Camelback Road, Suite 400, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cole Credit Property Trust II, Inc. (which may be referred to as the “Registrant,” the “Company,” “we,” “our,” and “us”) hereby amends the following Current Report on Form 8-K to provide the required financial information:

(i)

Current Report on Form 8-K filed on March 7, 2006 to provide the required financial information relating to our acquisition of a multi-tenant retail building located in Spring, Texas (the “MT Spring Property”), as described in such Current Report

After reasonable inquiry, we are not aware of any material factors relating to the property discussed above that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Independent Auditors’ Report.

Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 2005.

Notes to the Statement of Revenues and Certain Operating Expenses.

(b)  Pro Forma Financial Information.

Pro Forma Consolidated Balance Sheet as of December 31, 2005 (Unaudited).

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2005 (Unaudited).

Notes to Pro Forma Consolidated Financial Statements (Unaudited).

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

None.

Independent Auditors’ Report

To the Board of Directors and Stockholders of

Cole Credit Property Trust II, Inc.

Phoenix, AZ

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of the MT Spring Property (the “Property”) for the year ended December 31, 2005. This Historical Summary is the responsibility of Cole Credit Property Trust II, Inc. management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Cole Credit Property Trust II, Inc) as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the revenue and certain operating expenses described in Note 1 to the Historical Summary of the MT Spring Property for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Phoenix, Arizona

March 23, 2006

MT Spring Property
Statement of Revenues and Certain Operating Expenses
For the Year Ended December 31, 2005

Revenues:
Rental revenue	$715,925
Tenant reimbursement income	177,304
Total revenues	893,229

Certain Operating Expenses:
Repairs and maintenance expense	22,430
Utilities Expense	17,603
General and administrative expenses	18,979
Real estate taxes	121,972
Total certain operating expenses	180,984

Revenues in excess of certain operating expenses	$712,245

See accompanying notes to statement of revenues and certain operating expenses.

MT Spring Property

Notes to the Statement of Revenues and Certain Operating Expenses

For the Year Ended December 31, 2005

1. Basis of Presentation

On March 2, 2006, Cole Credit Property Trust II, Inc. (the “Company”) acquired a single story multi-tenant retail center containing approximately 80,000 square feet of rentable space located on an approximately 5.6 acre site in Spring, Texas (the “MT Spring Property”). The MT Spring Property is 100% leased to five tenants, including Academy Corp (“Academy”), CB Jackson Co, d/b/a Spec’s Liquor (“Spec’s”), Hi-Lo Auto Supply, LP (“Hi-Lo”), Sherwin-Williams Company (“Sherwin-Williams”), and Jack in the Box Eastern Division, LP (“Jack in the Box”), pursuant to separate net leases.

The statement of revenues and certain operating expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. This Historical Summary includes the historical revenues and certain operating expenses of MT Spring Property, exclusive of items which may not be comparable to the proposed future operations of the MT Spring Property. Material amounts that would not be directly attributable to future operating results of the MT Spring Property are excluded, and the historical summary is not intended to be a complete presentation of the MT Spring Property’s revenues and expenses. Items excluded consist of depreciation and interest expense.

2. Significant Accounting Policies

Revenue Recognition

All leases are accounted for as operating leases and minimum rental income is recognized on a straight-line basis over the remaining term of the respective leases. Contingent rental income, such as percentage rents, is deferred until the specific target which triggers the contingent rental income is achieved. Tenant reimbursements for certain operating expenses are recognized in the period the expense is incurred.

Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

Use of Estimates

The preparation of historical summaries in conformity with generally accepted accounting principles requires the Company’s management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

3. Leases

The aggregate annual minimum future rental payments on the non-cancelable operating leases in effect as of December 31, 2005 are as follows:

Year ending December 31:
2006	$696,745
2007	708,459
2008	674,799
2009	536,239
2010	546,760
Thereafter	6,575,525
Total	$9,738,527

The minimum future rental income represents the base rent required to be paid under the terms of the leases exclusive of charges for contingent rents and operating cost reimbursements.

4. Tenant Concentration

For the year ended December 31, 2005, the following tenants accounted for 10% or more of the annual rental income for the MT Spring Property:

Tenant Name	Aggregate Annual Rental Income	% Aggregate Annual Rental Income
Academy	$386,250	54%
Spec’s	115,996	16%
Jack in the Box	75,280	11%
Sherwin Williams	79,231	11%

If these tenants were to default on their leases, future revenue of the MT Spring Property would be materially and adversely impacted.

5. Commitments and Contingencies

Litigation

The MT Spring Property may be subject to legal claims in the ordinary course of business as a property owner. The Company believes that the ultimate settlement of any potential claims will not have a material impact on the MT Spring Property’s results of operations.

Environmental Matters

In connection with the ownership and operation of real estate, the MT Spring Property may be potentially liable for costs and damages related to environmental matters. The MT Spring Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and the Company is not aware of any other environmental condition that is believes will have a material adverse effect on the MT Spring Property’s results of operations.

Cole Credit Property Trust II, Inc.

Pro Forma Consolidated Balance Sheet

As of December 31, 2005

(Unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the Company had acquired the MT Spring Property and the prior acquisitions on December 31, 2005. Pursuant to a Registration Statement on Form S-11 under the Securities Act of 1933, as amended, the Company is offering for sale to the public on a “best efforts” basis a minimum of 250,000 and a maximum of 45,000,000 shares of its common stock at a price of $10 per share, subject to volume and other discounts, (the “Offering”). On September 23, 2005, the Company issued the initial shares under the Offering and commenced its principal operations. Prior to such date, the Company was considered a development stage company and did not have any operations.

This Pro Forma Consolidated Balance Sheet should be read in conjunction with the historical financial statements and notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company completed the above transaction on December 31, 2005, nor does it purport to represent its future financial position.

	December 31, 2005 As Reported	Total Prior Acquisitions Pro Forma Adjustments	Current Acquisition Pro Forma Adjustments	Pro Forma December 31, 2005
ASSETS	(a)	(b)	(c)
Real estate assets, at cost:
Land	$23,854,308	$5,752,276	$1,592,730	$31,199,314
Buildings and improvements, less accumulated depreciation of $151,472 at December 31, 2005	57,338,359	21,115,832	4,830,550	83,284,741
Intangible lease assets, less accumulated amortization of $71,881 at December 31, 2005	10,425,618	2,962,410	3,747,763	17,135,791
Total real estate assets	91,618,285	29,830,518	10,171,043	131,619,846
Cash	4,575,144	(4,575,144)	—	—
Restricted Cash	1,813,804	—	—	1,813,804
Rents and tenant receivables	36,001	—	—	36,001
Prepaid expenses and other assets	11,928	—	—	11,928
Deferred financing costs, less accumulated amortization of $17,964 at December 31, 2005	754,676	373,856	93,466	1,221,998
Total assets	$98,809,838	$25,629,230	$10,264,509	$134,703,577

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage notes payable	$66,804,041	$22,455,000	$5,940,000	$95,199,041
Notes payable to affiliates	4,453,000	—	—	4,453,000
Accounts payable and accrued expenses	282,797	—	—	282,797
Due to affiliates	41,384	—	—	41,384
Acquired below market leases, less accumulated amortization of $52	14,637	—	—	14,637
Distributions payable	195,209	—	—	195,209
Escrowed investor proceeds liability	1,813,804	—	—	1,813,804
Total liabilities	73,604,872	22,455,000	5,940,000	101,999,872
Stockholders’ equity:
Preferred stock, $.01 par value, 10,000,000 shares authorized, none issued and outstanding at December 31, 2005	—	—	—	—
Common stock, $.01 par value, 90,000,000 share authorized, 2,832,387 issued and outstanding at December 31, 2005	28,324	3,527	4,805	36,656
Capital in excess of par value	25,291,233	3,170,703	4,319,704	32,781,640
Accumulated deficit	(114,591)	—	—	(114,591)
Total stockholders’ equity	25,204,966	3,174,230	4,324,509	32,703,705

Total liabilities and stockholders’ equity	$98,809,838	$25,629,230	$10,264,509	$134,703,577

Cole Credit Property Trust II, Inc.

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2005

(Unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired the MT Spring Property and the prior acquisitions on January 1, 2005. The Company was considered a development stage company and did not have any operations prior to September 23, 2005, and as a result, a Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004 has not been presented.

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operation would have been had the Company completed the above transaction on January 1, 2005, nor does it purport to represent its future operations.

	For the Year Ended December 31, 2005 As Reported	Total Prior Acquisitions Pro Forma Adjustments		Current Acquisition Pro Forma Adjustments		Pro Forma, For the Year Ended December 31, 2005
Revenues:	(a)	(d)		(e)
Rental income	$741,669	$8,320,744		$735,412	(f)	$9,797,825
Expenses:
General and administrative	156,252	16,000		2,000		174,252
Property and asset management fees	38,768	458,005		39,458	(g)	536,231
					(h)
Depreciation	151,472	2,143,282		122,308	(i)	2,417,062
Amortization	69,939	878,448		200,753	(i)	1,149,140
Total operating expenses	416,431	3,495,735		364,519		4,276,685
Real estate operating income	325,238	4,825,009		370,893		5,521,140
Other Income (Expense):
Interest income	27,557	—		—		27,557
Interest expense	(467,386)	(4,370,342)		(344,125)	(j)	(5,181,853)
Total other income (expense)	(439,829)	(4,370,342)		(344,125)		(5,154,296)
Net Income (Loss)	$(114,591)	$454,667		$26,768		$366,844

Weighted average number of Common shares outstanding
Basic and Diluted	411,909	2,773,170	(k)(l)	480,501	(l)	3,665,580

Net income (loss) per common share
Basic and Diluted	$(0.28)					$0.10

Cole Credit Property Trust II, Inc.

Notes to Pro Forma Consolidated Financial Statements

December 31, 2005

(Unaudited)

a.

Reflects the Company’s historical balance sheet as of December 31, 2005, and the historical results of operations of the Company for the year ended December 31, 2005. On September 23, 2005, the Company issued the initial shares under the Offering and commenced its principal operations. Prior to such date, the Company was considered a development stage company and did not have any operations.

b.

Reflects preliminary purchase price allocations related to the following acquisitions: a single-tenant retail building 100% leased to Academy Corp, located in Macon, Georgia (the “AS Macon Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on March 22, 2006; a single-tenant retail building 100% leased to David’s Bridal, located in Lenexa, Kansas (the “DB Lenexa Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on March 23, 2006; a single-tenant retail building 100% leased to Revco Discount Drug Centers, Inc, located in Portsmouth, Ohio (the “CV Scioto Trail Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on March 23, 2006; a single-tenant distribution center 100% leased to Drexel Heritage Furniture Industries, Inc. located in Hickory, North Carolina (the “DH Hickory Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on March 23, 2006; and a single-tenant retail building 100% leased to Harco, Inc. located in Enterprise, Alabama (the “RA Enterprise Property”), a single-tenant retail building 100% leased to Rite Aid of Ohio, Inc. located in Wauseon, Ohio (the “RA Wauseon Property”), a single-tenant retail building 100% leased to Rite Aid of Maine, Inc. located in Saco, Maine (the “RA Saco Property”), a single-tenant retail building 100% leased to Staples the Office Superstore East, Inc. located in Crossville, Tennessee (the “ST Crossville Property”), which were previously reported in a Current Report, as amended, on Form 8-K/A filed on March 23, 2006.

c.	Reflects the preliminary purchase price allocations related to the acquisition of the MT Spring Property as if it had been acquired on December 31, 2005.

d.

Reflects the proforma results of operations for the following acquisitions: a single-tenant retail building 100% leased to Tractor Supply Company, located in Parkersburg, West Virginia (the “TS Parkersburg Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on December 9, 2005; a single-tenant retail building 100% leased to Walgreens, located in Brainerd, Minnesota (the “WG Brainerd Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on December 16, 2005; a single-tenant research and development building 100% leased to LDM Technologies, Inc., located in Auburn Hills, Michigan (the “PT Auburn Hills Property”), which was previously reported in a Current Report filed on December 20, 2005; a single-tenant retail building 100% leased to Rite Aid, located in Alliance, Ohio (the “RA Alliance Property”), three single-tenant retail buildings 100% leased to Walgreens, located in St. Louis, Missouri, collectively (the “WG SL Properties”), a single-tenant retail building 100% leased to Walgreens, located in Olivette, MO (the “WG Olivette Property”), a single-tenant retail building 100% leased to Walgreens located in Columbia, Missouri (the “WG Columbia Property”), a single-tenant retail building 100% leased to CVS Corporation located in Alpharetta, Georgia (the “CV Alpharetta Property), a single-tenant retail building 100% leased to CVS Corporation located in Richland Hills, Texas (the “CV RH Property”), a single-tenant retail building 100% leased to Lowes Enterprises located in Enterprise, Missouri (the “LO Enterprise Property”), a single-tenant retail distribution facility 100% leased to FedEx Ground Packaging System, Inc. located in Rockford, Illinois (the “FE Rockford Property”), a single-tenant retail building 100% leased to La-Z-Boy located in Glendale, Arizona (the “LZ Glendale Property”), which were previously reported in a Current Report, as amended, on Form 8-K/A filed on December 23, 2005; the AS Macon Property; the DB Lenexa Property; the CV Scioto Trail Property; the DH Hickory Property; the RA Enterprise Property; the RA Wauseon Property; the RA Saco Property; and the ST Crossville Property.

e.	Reflects the Pro Forma results of operations of the MT Spring Property for the year ended December 31, 2005.

f.	Represents the straight line rental revenues for the MT Spring Property in accordance with its lease agreement.

g.	Reflects the annualized asset management fee of 0.25% (a monthly rate of 0.02083%) of the MT Spring Property asset value payable to our Advisor.

h.	Reflects the property management fee equal to 2% of gross revenues of the MT Spring Property payable to an affiliate of our Advisor.

i.

Represents depreciation and amortization expense for the MT Spring Property. Depreciation and amortization expense are based on the Company’s preliminary purchase price allocation in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations.” All assets are depreciated on a straight line basis. The estimated useful lives of our assets by class are generally as follows:

Building	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lesser of useful life or lease term

j.	Represents interest expense associated with the debt incurred to finance the acquisition of the MT Spring Property for the respective periods. The loan terms are as follows:

Property	Loan Amount	Interest Rate	Maturity
MT Spring Property	$5,940,000	5.636%	April 1, 2016

k.

Represents a pro forma adjustment to the weighted average common shares outstanding to reflect all shares outstanding on December 31, 2005 as though they were issued on January 1, 2005. As the Company had insufficient capital at January 1, 2005 to acquire the respective properties which are included in the pro forma results of operations, it is necessary to assume all of the shares outstanding as of December 31, 2005 were outstanding on January 1, 2005. Each of the respective properties was acquired prior to December 31, 2005 and is included in the Company’s consolidated balance sheet as of December 31, 2005.

l.

Reflects additional shares of common stock required to be issued by the Company subsequent to December 31, 2005 in order to fund the acquisition of the respective properties. The shares are assumed to be issued at $10.00 per share less commissions, dealer manager fees and organizational costs of $0.70, $0.15 and $0.15 per share, respectively. The weighted average shares required to be issued was calculated assuming all of the shares were issued on January 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLE CREDIT PROPERTY TRUST II, INC.

Dated: March 23, 2006	By:	/s/ Blair D. Koblenz
Blair D. Koblenz
Chief Financial Officer and Executive Vice President